THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

WARRANT NO. __                                                                                                                                                                                                                                                                                                                   [date]

WARRANT TO PURCHASE

170,000 SHARES OF COMMON STOCK

--------------------------------

FOR VALUE RECEIVED, CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the “COMPANY”), hereby certifies that __________, or its assigns (the “HOLDER”), is entitled to purchase, on the terms and subject to the conditions contained herein, ONE HUNDRED SEVENTY THOUSAND AND NO/100 (170,000) shares (the “WARRANT SHARES”) of the Company’s common stock, no par value per share (“COMMON STOCK”), at the exercise price of $1.41 per Warrant Share (the “WARRANT PURCHASE PRICE”) at any time and from time to time during the Exercise Period (as such term is defined below). The number of Warrant Shares and the Warrant Purchase Price shall be subject to adjustment as set forth in SECTION 3.

This Warrant (this “WARRANT”) is the “Warrant” referred to in, and is being issued in connection with the consummation of the transactions contemplated by, that certain Placement Agency Agreement dated as of February 11, 2010, by and among the Company, Page Five Funding LLC and Cohen & Company Securities, LLC, the initial holder of this Warrant (as amended or modified from time to time, the “PLACEMENT AGENCY AGREEMENT”), and is subject to the following terms and conditions:

1. DEFINITIONS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Placement Agency Agreement or the Sale and Servicing Agreement dated as of March 25, 2010, by and among Page Five Funding LLC, the Company, as Seller and Servicer, and Wells Fargo Bank, National Association, as Backup Servicer and Trustee (as the same may be amended or supplemented from time to time, the “SALE AND SERVICING AGREEMENT”), as applicable.  For the purposes of this Warrant, the following terms shall have the respective meanings set forth below:

“APPLICABLE LAW” means all provisions of statutes, rules and regulations, interpretations and orders of any Governmental Authority applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party including applicable federal, state and local laws and regulations thereunder.

“BUSINESS DAY” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or the State of California or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close.

“COMMON STOCK” has the meaning set forth in the preamble of this Warrant.

“COMPANY” has the meaning set forth in the preamble of this Warrant.

“CONVERTIBLE SECURITIES” means, with respect to any Person, any securities or other obligations issued or issuable by such Person or any other Person that are exercisable or exchangeable for, or convertible into, any Equity Interests of the Company.

“CURRENT MARKET PRICE” per share of Common Stock means, as of any specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the twenty (20) consecutive trading days immediately preceding (and not including) such date. The ‘daily market price’ for each such trading day shall be (i) the closing sales price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by Nasdaq or the National Quotation Bureau, or (iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service. If the daily market price cannot be determined for the twenty (20) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

“DESIGNATED OFFICE” has the meaning set forth in SECTION 2.1.

“DILUTIVE ISSUANCE” has the meaning set forth in SECTION 3.9.

“DISTRIBUTION” has the meaning set forth in SECTION 3.3.

“DISTRIBUTION AMOUNT” has the meaning set forth in SECTION 3.3.

“DOJ” has the meaning set forth in SECTION 2.4.

“EQUITY INTERESTS” means, with respect to any Person, (i) if such Person is a corporation, any and all shares of capital stock, participations in profits or other equivalents (however designated) or other equity interests of such Person, including any preferred stock of such Person, (ii) if such Person is a limited liability company, any and all membership interests, or (iii) if such Person is a partnership or other entity, any and all partnership or entity interests or other units.

“EQUITY RIGHTS” means any warrants, options or other rights to subscribe for or purchase, or obligations to issue, any Equity Interests of the Company, or any Convertible Securities, or any stock appreciation rights, including any options or similar rights issued or issuable under any employee stock option plan, pension plan or other employee benefit plan of the Company.

“EXCLUDED SHARES” means (i) Common Stock, Equity Rights or Convertible Securities issued in any of the transactions described in SECTIONS 3.1, 3.2, 3.3 or 3.5, (ii) shares of Common Stock issued after the Issuance Date upon conversion, exercise or exchange of (A) Equity Rights or Convertible Securities outstanding on the Issuance Date or (B) Equity Rights or Convertible Securities issued after the Issuance Date in connection with any employee stock option plan, pension plan or other employee benefit plan of the Company that is approved by the Board of Directors of the Company, and (iii) this Warrant or any securities issued upon exercise hereof.

“EXERCISE NOTICE” has the meaning set forth in SECTION 2.1.

“EXERCISE PERIOD” means the period commencing on the Issuance Date and ending on (and including) the Expiration Date.

“EXPIRATION DATE” means March 24, 2020.

“FAIR MARKET VALUE” per share of Common Stock as of any specified date means (i) if the Common Stock is publicly traded on such date, the Current Market Price per share, or (ii) if the Common Stock is not publicly traded (or deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder’s right to dispute such determination under SECTION 3.8(E).

“FTC” has the meaning set forth in SECTION 2.4.

“GOVERNMENTAL AUTHORITY” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“HOLDER” has the meaning set forth in the preamble of this Warrant.

“HSR ACT” has the meaning set forth in SECTION 2.4.

“ISSUANCE DATE” means March 25, 2010.

“NASDAQ” means the Nasdaq Stock Market or any successor reporting system thereof.

“OTHER PROPERTY” has the meaning set forth in SECTION 3.5.

“PERSON” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereto), unincorporated organization or government or any agency or political subdivision thereof.

“REFERENCE PRICE” means, as of any time, the Fair Market Value per share of Common Stock in effect at such time.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“WARRANT” means this Warrant, any amendment of this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

“WARRANT PURCHASE PRICE” has the meaning set forth in the preamble of this Warrant (as adjusted in accordance with the terms of this Warrant).

“WARRANT SHARES” has the meaning set forth in the preamble of this Warrant.

2. EXERCISE.

2.1. EXERCISE; DELIVERY OF CERTIFICATES. Subject to the provisions of SECTION 2.4, the vested portion of this Warrant may be exercised, in whole or in part, at the option of the Holder, at any time and from time to time during the Exercise Period, by (a) delivering to the Company at its principal executive office (the “DESIGNATED OFFICE”) (i) a notice of exercise, in substantially the form attached hereto (the “EXERCISE NOTICE”), duly completed and signed by the Holder, and (ii) this Warrant, and (b) paying the Warrant Purchase Price pursuant to SECTION 2.2 for the number of Warrant Shares proposed to be purchased in the Exercise Notice. Subject to the provisions of SECTION 2.4, the Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to SECTION 2.2. Stock certificates representing the Warrant Shares so purchased shall be delivered to the Holder within three (3) Business Days after this Warrant has been exercised (or, if applicable, immediately after the conditions set forth in SECTION 2.4 have been satisfied); PROVIDED, HOWEVER, that in the case of a purchase of less than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three (3) Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor for the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased pursuant to this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Laws, such other name as designated by the Holder.  The rights of the Holder to exercise this Warrant shall be subject to vesting as provided in SECTION 2.4.

2.2. PAYMENT OF WARRANT PRICE. Payment of the Warrant Purchase Price shall be made, at the option of the Holder, by (i) check from the Holder, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess, if any, of the Fair Market Value over the Warrant Purchase Price for such canceled Warrant Shares is at least equal to the

Warrant Purchase Price for the Warrant Shares being purchased, (iv) surrendering to the Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the Warrant Shares then being purchased or (v) any combination of the foregoing.

2.3. NO FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this paragraph, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay to the Holder an amount in cash calculated by it to be equal to the then Fair Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

2.4. VESTING.  On the Closing Date and on each Subsequent Draw Date, this Warrant shall vest in a percentage that is equal to the applicable Periodic Draw Percentage for such date.  As used herein, the “Periodic Draw Percentage” for the Closing Date and each Subsequent Draw Date shall equal the amount, expressed as a percentage, obtained by dividing (x) the amount of the Draw that is funded on such date pursuant to the terms of the Note Purchase Agreement and the Sale and Servicing Agreement by (y) the Aggregate Committed Amount.  The Holder shall be subject to divestment of the unvested portion of this Warrant as described in Section 4.2.

3. ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT PURCHASE PRICE. The number of Warrant Shares for which the vested portion of this Warrant is exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this SECTION 3.

3.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company:

(a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock;

(b) subdivides its outstanding shares of Common Stock (by stock split, reclassification or otherwise) into a larger number of shares of Common Stock; or

(c) combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable upon exercise of the vested portion of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of the vested portion of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had the vested portion of this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this SECTION 3.1 shall become effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of the vested portion of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of the vested portion of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

3.2. RIGHTS; OPTIONS; WARRANTS. If, at any time after the Issuance Date, the Company issues (without payment of any consideration) to all holders of outstanding Common Stock any rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock, then the Company shall also distribute, at the same time as the distribution to such holders, such rights, options, warrants or securities to the Holder as if the vested portion of this Warrant had been exercised immediately prior to the record date for such issuance.

3.3. DISTRIBUTION OF ASSETS OR SECURITIES. If at any time the Company makes a distribution (other than a distribution covered by SECTION 3.1 or 3.2) to its shareholders of any asset, including cash or securities (such distribution, a “DISTRIBUTION”), then the Company shall provide the Holder with sufficient prior notice of such Distribution so that the Holder may exercise the vested portion of this Warrant.  Upon such exercise and payment of the applicable Warrant Purchase Price, the Holder as a shareholder shall have the right to receive, and the Company shall distribute to the Holder on the date of such Distribution, such shareholder's pro rata portion of the Distribution.  The Company shall notify Holder in writing of its intent to make any such Distribution not less than ten (10) Business Days prior to any record date applicable thereto, or, if no record date is applicable, not less than ten (10) Business Days prior to the date of such Distribution.

3.4. ISSUANCE OF EQUITY SECURITIES AT LESS THAN FAIR MARKET VALUE.

(a) If, at any time after Issuance Date, the Company shall issue or sell (or, in accordance with SECTION 3.4(b), shall be deemed to have issued or sold) shares of Common Stock, Equity Rights or Convertible Securities representing the right to subscribe for or purchase shares of Common Stock (other than any Excluded Shares) at a price per share of Common Stock that is lower than the Reference Price in effect immediately prior to such sale and issuance, then the Warrant Purchase Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the aggregate consideration deemed received in respect of such issuance determined as provided in SECTION 3.4(b) below) for such sale or issuance would purchase at such Reference Price, and the denominator of which shall be the total number of shares of Common Stock outstanding (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the number of shares of Common Stock deemed to be outstanding as a result of such issuance determined as provided in SECTION 3.4(b) below) immediately after such sale or issuance.

Adjustments shall be made successively whenever such an issuance is made. Upon any adjustment in the Warrant Purchase Price as provided in this SECTION 3.4(a), the number of shares of Common Stock purchasable upon the exercise of this Warrant shall also be adjusted and shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

(b) For the purpose of determining the adjusted Warrant Purchase Price under SECTION 3.4(a), the following shall be applicable:

(i) If the Company in any manner issues or grants any Equity Rights (including Equity Rights to acquire Convertible Securities), and the price per share for which shares of Common Stock are issuable upon the exercise of such Equity Rights or upon conversion or exchange of such Convertible Securities is less than the Reference Price determined as of the date of such issuance or grant of such Equity Rights, then the total maximum number of shares of Common Stock issuable upon the exercise of such Equity Rights (or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Equity Rights) shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon exercise of Equity Rights or upon conversion or exchange of Convertible Securities issuable upon exercise of Equity Rights shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuing or granting of such Equity Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Equity Rights, plus in the case of such Equity Rights which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Equity Rights or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Equity Rights.

(ii) If the Company in any manner issues or grants any Convertible Securities having an exercise or conversion or exchange price per Share which is less than the Reference Price determined as of the date of issuance or sale, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon conversion or exchange of Convertible Securities is determined by dividing (A) the total amount received by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

(iii) If the purchase price provided for in any Equity Rights, the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock decreases at any time, or if the number of shares of Common Stock issuable upon the exercise, issuance, conversion or exchange of any Equity Rights or Convertible Securities increases at any time, then the Warrant Purchase Price in effect at the time of such decrease (or increase) shall be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Equity Rights or Convertible Securities still outstanding provided for such decreased purchase price, additional consideration, changed conversion rate or increased shares, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted, by taking the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

(iv) If at any time the Company sells and issues shares of Common Stock or Equity Rights or Convertible Securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the “price per share of Common Stock” and the “consideration received by the Company” for purposes of the preceding paragraphs of this SECTION 3.4, the Board of Directors of the Company shall determine, in good faith, the fair market value of property, subject to the Holder’s rights under SECTION 3.8(E).

(v) There shall be no adjustment of the Warrant Purchase Price in respect of the Common Stock pursuant to this SECTION 3.4 if the amount of such adjustment is less than $0.00001 per share of Common Stock;  PROVIDED, HOWEVER, that any adjustments which by reason of this provision are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

3.5. CAPITAL REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS.  If at any time there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), a share exchange (subject to and duly approved by the stockholders of the Company) or a merger or consolidation of the Company with or into another corporation, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, share exchange, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of the vested portion of this Warrant, during the Exercise Period and upon payment of the Warrant Purchase Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, share, exchange, merger, consolidation or sale, to which Holder would have been entitled under the provisions of the agreement in such reorganization, share exchange, merger, consolidation or sale if the vested portion of this Warrant had been exercised immediately before that reorganization, share exchange, merger, consolidation or sale.  In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, share exchange, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Purchase Price then in effect and the number of the Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the vested portion of this Warrant.

3.6. DISSOLUTION, TOTAL LIQUIDATION OR WINDING-UP. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by SECTION 3.5, then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder’s address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than thirty (30) calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect, that the Holder would have been entitled to receive had the vested portion of this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value (as determined in good faith by the board of directors of the Company and set forth in a written notice to the Holder, subject to the Holder’s right to dispute such determination under SECTION 3.8(E)) which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

3.7. OTHER DILUTIVE EVENTS. If any event occurs as to which the other provisions of this SECTION 3 are not strictly applicable but as to which the failure to make any adjustment would not protect the purchase rights represented by this Warrant in accordance with the intent and principles hereof then, in each such case, the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants) may appoint an independent investment bank or firm of independent public accountants which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the purchase rights represented by this Warrant (or such Warrants). Upon receipt of such opinion, the Company will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Holder within three (3) Business Days and shall make the adjustments described therein. The fees and expenses of such investment bank or independent public accountants shall be borne by the Company.

3.8. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the adjustments provided for pursuant to this SECTION 3:

(a) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 3 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b) RECORD DATE. If the Company fixes a record date of the holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this SECTION 3 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

(c) WHEN ADJUSTMENT NOT REQUIRED. If the Company fixes a record date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of SECTION 3.1 would apply, but shall, thereafter and before the distribution to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(d) NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this SECTION 3, the Company shall immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to SECTION 3.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three (3) Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

(e) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company is required to make a determination in good faith of the fair market value of any item under this Warrant, or any item that may affect the value of this Warrant, that determination may be challenged or disputed by the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants), and any such challenge or dispute shall be resolved promptly, but in no event in more than thirty (30) days, by an investment banking firm of recognized national standing or one of the four (4) largest national accounting firms agreed upon by the Company and the Holders and whose decision shall be binding on the Company and the Holders. If the Company and the Holders cannot agree on a mutually acceptable investment bank or accounting firm, then the Holders, jointly, and the Company shall within five (5) Business Days each choose one investment bank or accounting firm and the respective chosen firms shall within five (5) Business Days jointly select a third investment bank or accounting firm, which shall make the determination promptly, but in no event in more than thirty (30) days, and such determination shall be binding upon all parties thereto. The Company shall bear all costs in connection with such determination, including without limitation, fees of the investment bank(s) or accounting firm(s), unless the change in Warrant Purchase Price determined pursuant to this paragraph is within ten percent (10%) of the change in warrant purchase price as computed by the Company, in which case the Holder or Holders challenging the determination shall bear such costs pro rata.

3.9. INDEPENDENT APPLICATION.  Except as otherwise provided herein, all subsections of this SECTION 3 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

4. MISCELLANEOUS.

4.1. RESTRICTIVE LEGEND. This Warrant, any Warrant issued upon transfer of this Warrant and, unless registered under the Securities Act, any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

4.2. HOLDER ENTITLED TO BENEFITS, SUBJECT TO DIVESTMENT. This Warrant is the “Warrant” referred to in the Placement Agency Agreement. The Holder is entitled to certain rights, benefits and privileges with respect to this Warrant and the Warrant Shares pursuant to the terms of this Warrant.  In addition, the Holder is subject to divestment of the unvested portion of this Warrant under the circumstances specified in that certain Side Letter dated March 25, 2010 by and among the Company, Page Five Funding, LLC, Cohen & Company Securities, LLC, Cohen & Company Funding, LLC and Angelo, Gordon & Co. (the “SIDE LETTER”), a copy of which is attached hereto as Exhibit A.

4.3. REPRESENTATIONS AND WARRANTIES.  The Company makes the following representations and warranties in respect of this Warrant and the Warrant Shares to the Holder, which representations and warranties shall survive the Issuance Date and the termination of this Warrant:

(i) this Warrant has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms;

(ii) upon issuance of this Warrant and purchase of the Warrant Shares by the initial Holder, it is not necessary to register either this Warrant or the Warrant Shares under the Securities Act;

(iii) the Warrant Shares, which are authorized on the date hereof, have been duly authorized and reserved for issuance upon purchase pursuant to this Warrant by all necessary corporate action; all Warrant Shares, when so issued and delivered upon such sale pursuant to the terms of this Warrant, will be duly authorized and validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances, equities or claims; and the issuance of the Warrant Shares will not be subject to the preemptive or other similar rights of any securityholder of the Company other than those of Levine Leichtman Capital Partners IV, L.P. (“LLCP IV”), which have been waived by LLCP IV;

(iv) The execution, delivery and performance by the Company of this Warrant and the issuance of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, loan agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the properties or assets of the Company is subject, (B) result in a violation of the articles of incorporation or bylaws of the Company or (C) result in any violation of any statute or other order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, and except as required by state securities laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Warrant by the Company and the issuance of the Warrant Shares pursuant to this Warrant.

4.4. OTHER COVENANTS.  The Company covenants and agrees that, as long as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) the Holder shall, upon the exercise hereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all voting and other trust arrangements to which the Company is a party or by which it is bound, preemptive rights of any shareholder other than LLCP IV, liens, encumbrances, equities and claims whatsoever, including, but not limited to, all Taxes, Liens and other charges with respect to the issuance thereof; (c) at all times prior to the Expiration Date, the Company shall have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants) to be exercised in full; (d) the Company shall deliver to the Holder the information and reports delivered to any other holder of the Company’s common stock; and (e) the Company shall provide the Holder written notice of all corporate actions, including, without limitation, prior written notice of any dividends in the same manner and to the same extent as the shareholders of the Company; provided, however, that, notwithstanding the foregoing, the Company shall provide such written notice to the Holder sufficiently in advance of any such corporate action so that the Holder may exercise its rights under this Warrant prior to the taking of any such corporate action.

4.5. ISSUE TAX. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any stamp, documentary, issue or similar tax in respect thereof.

4.6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

4.7. NO VOTING RIGHTS; LIMITATION OF LIABILITY. Except as expressly set forth in this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter, or (b) the right to receive dividends except as set forth in Section 3. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

4.8. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

4.9. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:	Consumer Portfolio Services, Inc.
19500 Jamboree Road
Irvine, California  92612

Attention: General Counsel
Telecopier No.: (___) ___-____
Telephone No.:  (___) ___-____

If to the initial Holder:	____________________________
____________________________

____________________________

____________________________

Facsimile No.:  (___) ___-____

Confirmation No.:  (___) ___-____

or at such other address or addresses as the Holder or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 4.8.

4.10. SUCCESSORS AND ASSIGNS. The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Holder (which consent may be withheld for any reason or no reason at all). The Holder may make an Assignment of this Warrant, in whole or in part, at any time or from time to time, without the consent of the Company.  Each Assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly completed and executed. Upon such surrender, the Company shall, at its own expense, within three (3) Business Days of surrender, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three (3) Business Days issue to the Holder a new Warrant evidencing the part not so assigned. If the Holder makes an Assignment of this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding more than fifty percent (50%) of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

In addition, the Holder may, without notice to or the consent of the Company, grant or sell Participations to one or more participants in all or any part of its right, title and interest in and to this Warrant.

This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company’s assets, and in such case, except as expressly provided herein, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

4.11. CONSTRUCTION AND INTERPRETATION. The headings of the paragraphs of this Warrant are for convenience of reference only and do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant. No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

4.12. LOST WARRANT OR CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of the Warrant or stock certificate, the Company shall make and deliver to the Holder, within three (3) Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

4.13. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

4.14. NO IMPLIED WAIVER. Nothing in this Warrant, including any reference herein to an act or transaction, shall be construed as, or imply, a waiver of any provision of the Placement Agency Agreement, including any prohibition therein against such an act or transaction.

4.15. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

4.16. CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING WITH RESPECT TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES,

STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WARRANT. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF THE NEW YORK.

4.17. REMEDIES. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

4.18. ENTIRE AGREEMENT. This Warrant constitutes the full and entire agreement and understanding between the Holder and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

4.19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE COMPANY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS WARRANT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER WITH RESPECT TO THE WARRANT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE

OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY OR ANY HOLDER MAY FILE AN ORIGINAL COPY OF THIS SECTION 4.18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first written above.

CONSUMER PORTFOLIO SERVICES, INC.,
a California corporation

By:           ______________________________
Charles E. Bradley, Jr.
President and Chief Executive Officer

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

WARRANT NO. ____                                                                                                                                                                   [date]

WARRANT TO PURCHASE

330,000 SHARES OF COMMON STOCK

--------------------------------

FOR VALUE RECEIVED, CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the “COMPANY”), hereby certifies that _______________ _____________ ____________ or its assigns (the “HOLDER”), is entitled to purchase, on the terms and subject to the conditions contained herein, THREE  HUNDRED THIRTY THOUSAND (330,000) shares (the “WARRANT SHARES”) of the Company’s common stock, no par value per share (“COMMON STOCK”), at the exercise price of $1.41 per Warrant Share (the “WARRANT PURCHASE PRICE”) at any time and from time to time during the Exercise Period (as such term is defined below). The number of Warrant Shares and the Warrant Purchase Price shall be subject to adjustment as set forth in SECTION 3.

This Warrant (this “WARRANT”) is the “Warrant” referred to in, and is being issued in connection with the consummation of the transactions contemplated by, that certain Placement Agency Agreement dated as of February 11, 2010, by and among the Company, Page Five Funding LLC and Cohen & Company Securities, LLC, the initial holder of this Warrant (as amended or modified from time to time, the “PLACEMENT AGENCY AGREEMENT”), and is subject to the following terms and conditions:

1. DEFINITIONS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Placement Agency Agreement or the Sale and Servicing Agreement dated as of March 25, 2010, by and among Page Five Funding LLC, the Company, as Seller and Servicer, and Wells Fargo Bank, National Association, as Backup Servicer and Trustee (as the same may be amended or supplemented from time to time, the “SALE AND SERVICING AGREEMENT”), as applicable.  For the purposes of this Warrant, the following terms shall have the respective meanings set forth below:

“APPLICABLE LAW” means all provisions of statutes, rules and regulations, interpretations and orders of any Governmental Authority applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party including applicable federal, state and local laws and regulations thereunder.

“BUSINESS DAY” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or the State of California or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close.

“COMMON STOCK” has the meaning set forth in the preamble of this Warrant.

“COMPANY” has the meaning set forth in the preamble of this Warrant.

“CONVERTIBLE SECURITIES” means, with respect to any Person, any securities or other obligations issued or issuable by such Person or any other Person that are exercisable or exchangeable for, or convertible into, any Equity Interests of the Company.

“CURRENT MARKET PRICE” per share of Common Stock means, as of any specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the twenty (20) consecutive trading days immediately preceding (and not including) such date. The ‘daily market price’ for each such trading day shall be (i) the closing sales price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by Nasdaq or the National Quotation Bureau, or (iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service. If the daily market price cannot be determined for the twenty (20) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

“DESIGNATED OFFICE” has the meaning set forth in SECTION 2.1.

“DILUTIVE ISSUANCE” has the meaning set forth in SECTION 3.9.

“DISTRIBUTION” has the meaning set forth in SECTION 3.3.

“DISTRIBUTION AMOUNT” has the meaning set forth in SECTION 3.3.

“DOJ” has the meaning set forth in SECTION 2.4.

“EQUITY INTERESTS” means, with respect to any Person, (i) if such Person is a corporation, any and all shares of capital stock, participations in profits or other equivalents (however designated) or other equity interests of such Person, including any preferred stock of such Person, (ii) if such Person is a limited liability company, any and all membership interests, or (iii) if such Person is a partnership or other entity, any and all partnership or entity interests or other units.

“EQUITY RIGHTS” means any warrants, options or other rights to subscribe for or purchase, or obligations to issue, any Equity Interests of the Company, or any Convertible Securities, or any stock appreciation rights, including any options or similar rights issued or

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issuable under any employee stock option plan, pension plan or other employee benefit plan of the Company.

“EXCLUDED SHARES” means (i) Common Stock, Equity Rights or Convertible Securities issued in any of the transactions described in SECTIONS 3.1, 3.2, 3.3 or 3.5, (ii) shares of Common Stock issued after the Issuance Date upon conversion, exercise or exchange of (A) Equity Rights or Convertible Securities outstanding on the Issuance Date or (B) Equity Rights or Convertible Securities issued after the Issuance Date in connection with any employee stock option plan, pension plan or other employee benefit plan of the Company that is approved by the Board of Directors of the Company, and (iii) this Warrant or any securities issued upon exercise hereof.

“EXERCISE NOTICE” has the meaning set forth in SECTION 2.1.

“EXERCISE PERIOD” means the period commencing on the Issuance Date and ending on (and including) the Expiration Date.

“EXPIRATION DATE” means March 24, 2020.

“FAIR MARKET VALUE” per share of Common Stock as of any specified date means (i) if the Common Stock is publicly traded on such date, the Current Market Price per share, or (ii) if the Common Stock is not publicly traded (or deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder’s right to dispute such determination under SECTION 3.8(E).

“FTC” has the meaning set forth in SECTION 2.4.

“GOVERNMENTAL AUTHORITY” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“HOLDER” has the meaning set forth in the preamble of this Warrant.

“HSR ACT” has the meaning set forth in SECTION 2.4.

“ISSUANCE DATE” means March 25, 2010.

“NASDAQ” means the Nasdaq Stock Market or any successor reporting system thereof.

“OTHER PROPERTY” has the meaning set forth in SECTION 3.5.

“PERSON” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary

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thereto), unincorporated organization or government or any agency or political subdivision thereof.

“REFERENCE PRICE” means, as of any time, the Fair Market Value per share of Common Stock in effect at such time.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“WARRANT” means this Warrant, any amendment of this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

“WARRANT PURCHASE PRICE” has the meaning set forth in the preamble of this Warrant (as adjusted in accordance with the terms of this Warrant).

“WARRANT SHARES” has the meaning set forth in the preamble of this Warrant.

2. EXERCISE.

2.1. EXERCISE; DELIVERY OF CERTIFICATES. Subject to the provisions of SECTION 2.4, this Warrant may be exercised, in whole or in part, at the option of the Holder, at any time and from time to time during the Exercise Period, by (a) delivering to the Company at its principal executive office (the “DESIGNATED OFFICE”) (i) a notice of exercise, in substantially the form attached hereto (the “EXERCISE NOTICE”), duly completed and signed by the Holder, and (ii) this Warrant, and (b) paying the Warrant Purchase Price pursuant to SECTION 2.2 for the number of Warrant Shares proposed to be purchased in the Exercise Notice. Subject to the provisions of SECTION 2.4, the Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to SECTION 2.2. Stock certificates representing the Warrant Shares so purchased shall be delivered to the Holder within three (3) Business Days after this Warrant has been exercised (or, if applicable, immediately after the conditions set forth in SECTION 2.4 have been satisfied); PROVIDED, HOWEVER, that in the case of a purchase of less than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three (3) Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor for the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased pursuant to this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Laws, such other name as designated by the Holder.

2.2. PAYMENT OF WARRANT PRICE. Payment of the Warrant Purchase Price shall be made, at the option of the Holder, by (i) check from the Holder, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess, if any, of the Fair Market Value over the Warrant Purchase Price for such canceled Warrant Shares is at least equal to the Warrant Purchase Price for the Warrant Shares being purchased, (iv) surrendering to the

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Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the Warrant Shares then being purchased or (v) any combination of the foregoing.

2.3. NO FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this paragraph, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay to the Holder an amount in cash calculated by it to be equal to the then Fair Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

2.4. VESTING.  This Warrant shall be fully vested upon issuance by the Company.

3. ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT PURCHASE PRICE. The number of Warrant Shares for which this Warrant is exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this SECTION 3.

3.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company:

(a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock;

(b) subdivides its outstanding shares of Common Stock (by stock split, reclassification or otherwise) into a larger number of shares of Common Stock; or

(c) combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this SECTION 3.1 shall become effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

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3.2. RIGHTS; OPTIONS; WARRANTS. If, at any time after the Issuance Date, the Company issues (without payment of any consideration) to all holders of outstanding Common Stock any rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock, then the Company shall also distribute, at the same time as the distribution to such holders, such rights, options, warrants or securities to the Holder as if this Warrant had been exercised immediately prior to the record date for such issuance.

3.3. DISTRIBUTION OF ASSETS OR SECURITIES. If at any time the Company makes a distribution (other than a distribution covered by SECTION 3.1 or 3.2) to its shareholders of any asset, including cash or securities (such distribution, a “DISTRIBUTION”), then the Company shall provide the Holder with sufficient prior notice of such Distribution so that the Holder may exercise the vested portion of this Warrant.  Upon such exercise and payment of the applicable Warrant Purchase Price, the Holder as a shareholder shall have the right to receive, and the Company shall distribute to the Holder on the date of such Distribution, such shareholder's pro rata portion of the Distribution.  The Company shall notify Holder in writing of its intent to make any such Distribution not less than ten (10) Business Days prior to any record date applicable thereto, or, if no record date is applicable, not less than ten (10) Business Days prior to the date of such Distribution.

3.4. ISSUANCE OF EQUITY SECURITIES AT LESS THAN FAIR MARKET VALUE.

(a) If, at any time after Issuance Date, the Company shall issue or sell (or, in accordance with SECTION 3.4(b), shall be deemed to have issued or sold) shares of Common Stock, Equity Rights or Convertible Securities representing the right to subscribe for or purchase shares of Common Stock (other than any Excluded Shares) at a price per share of Common Stock that is lower than the Reference Price in effect immediately prior to such sale and issuance, then the Warrant Purchase Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the aggregate consideration deemed received in respect of such issuance determined as provided in SECTION 3.4(b) below) for such sale or issuance would purchase at such Reference Price, and the denominator of which shall be the total number of shares of Common Stock outstanding (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the number of shares of Common Stock deemed to be outstanding as a result of such issuance determined as provided in SECTION 3.4(b) below) immediately after such sale or issuance.

Adjustments shall be made successively whenever such an issuance is made. Upon any adjustment in the Warrant Purchase Price as provided in this SECTION 3.4(a), the number of shares of Common Stock purchasable upon the exercise of this Warrant shall also be adjusted and shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of

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which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

(b) For the purpose of determining the adjusted Warrant Purchase Price under SECTION 3.4(a), the following shall be applicable:

(i) If the Company in any manner issues or grants any Equity Rights (including Equity Rights to acquire Convertible Securities), and the price per share for which shares of Common Stock are issuable upon the exercise of such Equity Rights or upon conversion or exchange of such Convertible Securities is less than the Reference Price determined as of the date of such issuance or grant of such Equity Rights, then the total maximum number of shares of Common Stock issuable upon the exercise of such Equity Rights (or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Equity Rights) shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon exercise of Equity Rights or upon conversion or exchange of Convertible Securities issuable upon exercise of Equity Rights shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuing or granting of such Equity Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Equity Rights, plus in the case of such Equity Rights which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Equity Rights or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Equity Rights.

(ii) If the Company in any manner issues or grants any Convertible Securities having an exercise or conversion or exchange price per Share which is less than the Reference Price determined as of the date of issuance or sale, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon conversion or exchange of Convertible Securities is determined by dividing (A) the total amount received by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

(iii) If the purchase price provided for in any Equity Rights, the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock decreases at any time, or if the number of shares of Common Stock issuable upon the exercise, issuance, conversion or exchange of any Equity Rights or Convertible Securities increases at any time, then the Warrant Purchase Price in effect at the time of such decrease (or increase) shall be readjusted to the Warrant Purchase Price which

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would have been in effect at such time had such Equity Rights or Convertible Securities still outstanding provided for such decreased purchase price, additional consideration, changed conversion rate or increased shares, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted, by taking the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

(iv) If at any time the Company sells and issues shares of Common Stock or Equity Rights or Convertible Securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the “price per share of Common Stock” and the “consideration received by the Company” for purposes of the preceding paragraphs of this SECTION 3.4, the Board of Directors of the Company shall determine, in good faith, the fair market value of property, subject to the Holder’s rights under SECTION 3.8(E).

(v) There shall be no adjustment of the Warrant Purchase Price in respect of the Common Stock pursuant to this SECTION 3.4 if the amount of such adjustment is less than $0.00001 per share of Common Stock;  PROVIDED, HOWEVER, that any adjustments which by reason of this provision are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

3.5. CAPITAL REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS.  If at any time there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), a share exchange (subject to and duly approved by the stockholders of the Company) or a merger or consolidation of the Company with or into another corporation, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, share exchange, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the Exercise Period and upon payment of the Warrant Purchase Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, share, exchange, merger, consolidation or sale, to which Holder would have been entitled under the provisions of the agreement in such reorganization, share exchange, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, share exchange, merger, consolidation or sale.  In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, share exchange, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Purchase Price then in effect and the number of the Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

3.6. DISSOLUTION, TOTAL LIQUIDATION OR WINDING-UP. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the

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Company, other than as contemplated by SECTION 3.5, then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder’s address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than thirty (30) calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect, that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value (as determined in good faith by the board of directors of the Company and set forth in a written notice to the Holder, subject to the Holder’s right to dispute such determination under SECTION 3.8(E)) which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

3.7. OTHER DILUTIVE EVENTS. If any event occurs as to which the other provisions of this SECTION 3 are not strictly applicable but as to which the failure to make any adjustment would not protect the purchase rights represented by this Warrant in accordance with the intent and principles hereof then, in each such case, the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants) may appoint an independent investment bank or firm of independent public accountants which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the purchase rights represented by this Warrant (or such Warrants). Upon receipt of such opinion, the Company will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Holder within three (3) Business Days and shall make the adjustments described therein. The fees and expenses of such investment bank or independent public accountants shall be borne by the Company.

3.8. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the adjustments provided for pursuant to this SECTION 3:

(a) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 3 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b) RECORD DATE. If the Company fixes a record date of the holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any

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other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this SECTION 3 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

(c) WHEN ADJUSTMENT NOT REQUIRED. If the Company fixes a record date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of SECTION 3.1 would apply, but shall, thereafter and before the distribution to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(d) NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this SECTION 3, the Company shall immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to SECTION 3.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three (3) Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

(e) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company is required to make a determination in good faith of the fair market value of any item under this Warrant, or any item that may affect the value of this Warrant, that determination may be challenged or disputed by the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants), and any such challenge or dispute shall be resolved promptly, but in no event in more than thirty (30) days, by an investment banking firm of recognized national standing or one of the four (4) largest national accounting firms agreed upon by the Company and the Holders and whose decision shall be binding on the Company and the Holders. If the Company and the Holders cannot agree on a mutually acceptable investment bank or accounting firm, then the Holders, jointly, and the Company shall within five (5) Business Days each choose one investment bank or accounting firm and the respective chosen firms shall within five (5) Business Days jointly select a third investment bank or accounting firm, which shall make the determination promptly, but in no event in more than thirty (30) days, and such determination shall be binding upon all parties thereto. The Company shall bear all costs in connection with such determination, including without limitation, fees of the investment bank(s) or accounting firm(s), unless the change in Warrant Purchase Price determined pursuant to this paragraph is

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within ten percent (10%) of the change in warrant purchase price as computed by the Company, in which case the Holder or Holders challenging the determination shall bear such costs pro rata.

3.9. INDEPENDENT APPLICATION.  Except as otherwise provided herein, all subsections of this SECTION 3 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

4. MISCELLANEOUS.

4.1. RESTRICTIVE LEGEND. This Warrant, any Warrant issued upon transfer of this Warrant and, unless registered under the Securities Act, any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

4.2. HOLDER ENTITLED TO BENEFITS. This Warrant is the “Warrant” referred to in the Placement Agency Agreement. The Holder is entitled to certain rights, benefits and privileges with respect to this Warrant and the Warrant Shares pursuant to the terms of this Warrant.

4.3. REPRESENTATIONS AND WARRANTIES.  The Company makes the following representations and warranties in respect of this Warrant and the Warrant Shares to the Holder, which representations and warranties shall survive the Issuance Date and the termination of this Warrant:

(i) this Warrant has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms;

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(ii) upon issuance of this Warrant and purchase of the Warrant Shares by the initial Holder, it is not necessary to register either this Warrant or the Warrant Shares under the Securities Act;

(iii) the Warrant Shares, which are authorized on the date hereof, have been duly authorized and reserved for issuance upon purchase pursuant to this Warrant by all necessary corporate action; all Warrant Shares, when so issued and delivered upon such sale pursuant to the terms of this Warrant, will be duly authorized and validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances, equities or claims; and the issuance of the Warrant Shares will not be subject to the preemptive or other similar rights of any securityholder of the Company other than those of Levine Leichtman Capital Partners IV, L.P. (“LLCP IV”), which have been waived by LLCP IV;

(iv) The execution, delivery and performance by the Company of this Warrant and the issuance of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, loan agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the properties or assets of the Company is subject, (B) result in a violation of the articles of incorporation or bylaws of the Company or (C) result in any violation of any statute or other order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, and except as required by state securities laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Warrant by the Company and the issuance of the Warrant Shares pursuant to this Warrant.

4.4. OTHER COVENANTS.  The Company covenants and agrees that, as long as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) the Holder shall, upon the exercise hereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all voting and other trust arrangements to which the Company is a party or by which it is bound, preemptive rights of any shareholder other than LLCP IV, liens, encumbrances, equities and claims whatsoever, including, but not limited to, all Taxes, Liens and other charges with respect to the issuance thereof; (c) at all times prior to the Expiration Date, the Company shall have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants) to be exercised in full; (d) the Company shall deliver to the Holder the information and reports delivered to any other holder of the Company’s common stock; and (e) the Company shall provide the Holder written notice of all corporate actions, including, without limitation, prior written notice of any dividends in the same manner and to the same extent as the shareholders of the Company; provided, however, that, notwithstanding the foregoing, the Company shall provide such written notice to the Holder sufficiently in advance of any such corporate action so

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that the Holder may exercise its rights under this Warrant prior to the taking of any such corporate action.

4.5. ISSUE TAX. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any stamp, documentary, issue or similar tax in respect thereof.

4.6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

4.7. NO VOTING RIGHTS; LIMITATION OF LIABILITY. Except as expressly set forth in this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter, or (b) the right to receive dividends except as set forth in Section 3. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

4.8. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

4.9. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:	Consumer Portfolio Services, Inc.
19500 Jamboree Road
Irvine, California  92612
Attention: General Counsel
Telecopier No.: (___) ___-____
Telephone No.:  (___) ___-____

If to the initial Holder:                                           _____________________
_____________________
_____________________
_____________________

With a copy to:                                _____________________
_____________________
_____________________

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_____________________

or at such other address or addresses as the Holder or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 4.8.

4.10. SUCCESSORS AND ASSIGNS. The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Holder (which consent may be withheld for any reason or no reason at all). The Holder may make an Assignment of this Warrant, in whole or in part, at any time or from time to time, without the consent of the Company.  Each Assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly completed and executed. Upon such surrender, the Company shall, at its own expense, within three (3) Business Days of surrender, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three (3) Business Days issue to the Holder a new Warrant evidencing the part not so assigned. If the Holder makes an Assignment of this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding more than fifty percent (50%) of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

In addition, the Holder may, without notice to or the consent of the Company, grant or sell Participations to one or more participants in all or any part of its right, title and interest in and to this Warrant.

This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company’s assets, and in such case, except as expressly provided herein, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

4.11. CONSTRUCTION AND INTERPRETATION. The headings of the paragraphs of this Warrant are for convenience of reference only and do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant. No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

4.12. LOST WARRANT OR CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of the Warrant or stock

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certificate, the Company shall make and deliver to the Holder, within three (3) Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

4.13. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

4.14. NO IMPLIED WAIVER. Nothing in this Warrant, including any reference herein to an act or transaction, shall be construed as, or imply, a waiver of any provision of the Placement Agency Agreement, including any prohibition therein against such an act or transaction.

4.15. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

4.16. CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING WITH RESPECT TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF

15

ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WARRANT. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF THE NEW YORK.

4.17. REMEDIES. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

4.18. ENTIRE AGREEMENT. This Warrant constitutes the full and entire agreement and understanding between the Holder and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

4.19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE COMPANY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS WARRANT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER WITH RESPECT TO THE WARRANT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY OR ANY HOLDER MAY FILE AN ORIGINAL COPY OF THIS SECTION 4.18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first written above.

CONSUMER PORTFOLIO SERVICES, INC.,

a California corporation

By:           ______________________________
Charles E. Bradley, Jr.
President and Chief Executive Officer

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